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                                                                  EXHIBIT 99.506




                  NON-BINDING LETTER OF INTENT - INFOCO CONCEPT

The purpose of this non-binding letter of intent ("Letter of Intent") is to confirm certain understandings and agreements between the California Power Exchange Corporation ("CalPX"), Perot Systems Corporation ("Perot Systems") and OM Technology AB ("OM Technology") (together the "Parties") regarding a study lead by Time division of Perot Systems on developing a business plan for the InfoCo digital marketplace for electricity trading (the "Project").

         PART A: GENERAL PROPOSAL AND APPROACH

         1. TIME'S CURRENT UNDERSTANDING OF THE ISSUES

Having conducted a workshop with CalPX in June of 1999, Time has developed a baseline understanding of the issues being faced in the environment of deregulated energy. The 20 page document entitled "Digital Marketplace Overview Document", that resulted from that workshop outlined a starting point for Time. In addition to this document, the Oyster Business Plan clarifies the future vision of the InfoCo as a company that desires to distance itself from the up and coming players in the deregulated energy industry by means of an intense customer centric initiative. It is known to all parties that the leaders in this market would differentiate themselves from the crowd by using technology as the enabler to providing a common user interface into this industry. The technology solution needs to be as comfortable to the user as the current method of dealing one on one with people, while building in greater efficiency, and a significantly easier access to a broad range of analytical information anytime anywhere.

Time is going to generate a roadmap for a digital marketplace primarily for InfoCo. It is critical that all of these tools be brought to market immediately by a technology organization that has a proven track record.

         2. THE DIGITAL MARKETPLACE PROCESS

This initiative covers the first step of the Time's PACE process. The PACE process derives its name from the four interlocking phases that it encompasses:
Plan, Architect, Create, and Evolve. Because the advantage of being first-to-market is critical to the success of Digital Marketplaces, PACE is designed to facilitate the rapid yet thorough implementation of each phase. Usually the various phases of PACE can not be seen as fully discrete steps, because they overlap at different locations.

The Plan phase of the PACE process, which in part constitutes this initiative, is designed to address the fundamental business requirements of a Digital Marketplace. After clearly defining the roles of the blended team, a series of working meetings and interviews brings forth information that begins to paint a clearer picture of the shape and value of the Digital Marketplace.

The next phases of the PACE, not included in this initiative are:

ARCHITECT: The purpose of the Architect phase is to complete a high-level design of the Digital Marketplace based on the business opportunity crystallized in the Plan phase. The Architect phase has 2 distinct parts - plan the business functions, process, workflows, and participants, and then


                                                                    CONFIDENTIAL
                                                        VERSION 1, PEROT SYSTEMS

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design the supporting technology environment. Discussions of technology advantages and disadvantages are not the primary goal.

CREATE: During the Create phase, Time and its business partners define and specify the project and software development requirements needed to bring the business to market on time and under budget.

EVOLVE: The final phase of the PACE process is ongoing because it occurs after the Digital Marketplace is launched. It is consistently monitored for customer satisfaction, channel and product mix optimization, and system and architecture functionality. From this analysis, Time and its partners are positioned to make decisions and drive enhancements based on the changing needs of the Marketplace.

         3. PROJECT COLLABORATION COMMITMENTS

In order for a complex project like a digital marketplace to come together, a resource commitment on the part of all parties involved is critical. Each party must be willing to dedicate resources to accomplish goals listed in the "Scope of Services" section of this study. The first potential point of failure in the early stages of the project is usually found in coordinating key people to attend meetings.

Below we list the minimum key resources needed in order to accomplish the deliverables of this study. It is necessary for the Consortium to provide time and access to the individuals listed under client resources:

Time/Perot Resources

Engagement Executive (partial involvement)
Program Director (full time)
Business Analyst (heavy involvement early)
Lead Architect (full time)
Lead Designer (part time)

CalPX and OM Resources

Executive Team (CEO, Pres, CFO, CIO, VP Sales, etc.)
Engagement Executive (1 near full time)
Senior Business Consultant (heavy involvement early)
Business Analyst (2 near full time early)
Technology Experts (part time)


         4. Scope of Work

         Goals of this engagement

The goals of this study are: 1) to investigate and determine the value and use of a Digital Marketplace (InfoCo) to the Consortium 2) to generate a clear roadmap that will give a fast track forward for the development of such a Digital Marketplace through the Architect, Create and Evolve phases as previously outlined.


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The Plan phase is designed to determine the answers to questions below:


o    What are the financial and business objectives of the Digital Marketplace?

o    What are the constraints that will keep us from achieving these objectives?

o    What is the size and scope of the market opportunity for this Marketplace?

o    What is the core statement of business opportunity?

o    What are the critical workflow needs of the Marketplace?

o    What features are needed and how will they function?

o What are the key interoperability issues? How will this Marketplace solve them?

As stated in the PACE description, this will occur through a series of meetings, field research, interviews, surveys, and design workshops executed with precision and focus, ensuring a solid business foundation. This effort will also require a collaborative commitment as outlined earlier in this study.


         The PLAN Process

Below is listed the full effort that is required to accomplish the PLAN phase of a Digital Marketplace. With each listed activity is an itemization of the work we may do to fulfill that deliverable. The section immediately following this is a matrix that represents what Time perceives may be the gap between where the Consortium is with their Digital Marketplace planning, and what is needed to accomplish the full Plan phase of PACE.

         Plan Phase Activities

1.   Setting Digital Marketplace Objectives

2.   Performing an Opportunity Analysis

3.   Performing a Risk Analysis

4.   Preparing the Statement of Business Opportunity

5.   Defining a Technical Approach and Identifying Constraints

6.   Developing Business Requirements and Governance Rules

1.   Setting Digital Marketplace Objectives

     1.1. Establishing a Vision statement

     1.2. Strategic objectives

     1.3. Potential participants

     1.4. Time-to-market goals

     1.5. Financial Goals

     1.6. Market share goals

     1.7. Customer Service goals

Timeframe for this effort 1-2 weeks both parties fully engaged.

2.   Performing an Opportunity Analysis

     2.1. Market size

     2.2. Competitive market share and position

     2.3. Digital Marketplace participants and value propositions

     2.4. Digital Marketplace Products/Service Mix

     2.5. Financial Proforma

Timeframe for this effort 1-2 weeks following DM Objectives #1 above.



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3.   Performing a Risk Analysis

     3.1. Assumptions lists

     3.2. Risk Matix for:

          3.2.1. Business

          3.2.2. Resources

          3.2.3. Skill Set and Experience

          3.2.4. Technology

          3.2.5. Partners and Participants Selection

Timeframe for this effort 1-2 weeks running concurrently with #'s 1 & 2 above.

4.   Preparing the Statement of Business Opportunity

     4.1. Goals and objectives

     4.2. Opportunity

     4.3. Risks and critical success factors

     4.4. Business model

     4.5. Financial model

     4.6. Participation plan and value proposition

     4.7. Digital Marketplace strategy

Timeframe for this effort 2 weeks at a minimum.

5.   Defining a Technical Approach and Identifying Constraints

     5.1. Provide the Client with an understanding and comfort level about how Time builds systems.

     5.2. Draw out Client questions about Time's technical approach and frameworks

     5.3. Client presents technical environment of their operations.

     5.4. Provide Time with an understanding of how the Client has build systems in the past.

     5.5. Draw out the preferred technical approach for the Digital Marketplace.

     5.6. Provide a structure for ongoing technical discussions.

     5.7. Capture key technical assumptions and action items.

Timeframe for this effort is 1-2 days.

6.   Developing Business Requirements and Governance Rules.

     6.1. Development of the digital marketplace concept document

     6.2. Documentation of the Governance Rules for this engagement

Timeframe for this effort is 2 weeks.

STANDARD DELIVERABLES FOR PLAN PHASE:

1. Statement of Business Opportunity (SBO) Executive Presentation - which may include some or all of the following:

o    Financial Implications Proforma

o    Proforma and Balance Sheet Considerations

o    Partnering Plan

o    Market Analysis

o    Constraints Analysis



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o    Risk Management Plan

o    Value Propositions and Benefits

o    Strategic Options Matrix

o    High Level Concept Prototype

2. Digital Marketplace Concept Document - which may include some or all of the following:

o    Digital Marketplace goals and objectives

o    Business process requirements fulfilled by the DM

o    The user and participant needs the DM will fulfill

3. High-level Project Schedule for the Architect Phase - which will include path forward tasks to accomplish the following:

This is not a detailed plan of the entire Digital Marketplace.

         Gap Analysis of where the Consortium is in relation to Plan phase

Below is a matrix of the key elements of the Plan phase of PACE mapped against what Time perceives the Consortium has accomplished toward the Plan phase. This information is taken from the workshop report done by Time and the Oyster business plan generated by PSC. There may be more information in print that Time in not aware of at this time.


                                                            % Consortium Effort
                                                               Against Plan             % Status
                                                       ----------------------------      after        % Work
                                                       Oyster Doc. -    Report from     Time/PSC      out of
 Standard PACE "Plan" Phase                            PSC              Time             effort        Scope
 --------------------------                            -------------    -----------    ----------     -------

1. SETTING DIGITAL MARKETPLACE OBJECTIVES                   7%               10%            75%           25%

Establishing a Vision statement                                                            100%

Strategic objectives Potential participants                                                100%

Time to market Goals                                                                         0%

Financial Goals                                                                             50%

Market share Goals                                                                          50%

Customer Service Goals                                                                      50%

2. PERFORMING AN OPPORTUNITY ANALYSIS                       5%               3%             74%           26%

Market size                                                                                 50%

Competitive market share and position                                                       25%

Digital Marketplace participants and value                                                  95%
propositions

Digital Marketplace Products/Service Mix                                                    80%

Financial Proforma                                                                          80%

3. PERFORMING A RISK ANALYSIS                               0%               0%             52%           48%

Assumptions lists                                                                           95%

Risk Matix for:
o Business
o Resources
o Skill Set and Experience                                                                  10%
o Technology
o Partners and Participants Selection

4. PREPARING THE STATEMENT OF BUSINESS OPPORTUNITY          5%               3%             71%           29%

Goals and objectives                                                                       100%

Opportunity Analysis                                                                        60%



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

                                                            % Consortium Effort
                                                               Against Plan             % Status
                                                       ----------------------------      after        % Work
                                                       Oyster Doc. -    Report from     Time/PSC      out of
 Standard PACE "Plan" Phase                            PSC              Time             effort        Scope
 --------------------------                            -------------    -----------    ----------     -------
Risks and critical success factors                                                          10%

Business model                                                                              60%

Financial model                                                                              0%

Participation plan and value proposition                                                    95%

Digital Marketplace strategy                                                                95%

5. DEFINING A TECH. APPROACH AND ID CONSTRAINTS             0%               0%             23%           77%

Provide the Client with an understanding about how                                           0%
Time builds systems.

Technical presentation from Client                                                          90%

Time presentations on technology and IP                                                      0%

Draw out the preferred technical approach for the
Digital Marketplace.                                                                        25%

Provide a structure for ongoing technical                                                    0%
discussions.

Capture key technical assumptions and action items.                                         25%

6. DEVELOPING BUSINESS REQUIREMENTS AND GOVERNANCE          0%               0%             87%           13%
RULES.

DMCD                                                                                        80%

Governance Rules for this engagement                                                        95%


         Summary of Proposed Scope of Work

A minimum set of items that are seen as critical to the basic planning of the description and structure of the Digital Marketplace product will be addressed in this work effort. Where work has already been done or identified by the documents available for Time's review, credit toward the necessary body of knowledge has been given.

The resulting gap will appear as empty sections in the deliverables listed below but will be structured so that they can be picked up at a future date in parallel with the Architect phase of PACE. These remaining items will not prevent or impact the Architect phase from beginning immediately after the completion of this contract.

Deliverables

1. Statement of Business Opportunity (SBO) Executive Presentation - which may include some or all of the following:

o    Market Analysis

o    High Level Proforma

o    Constraints Analysis

o    Risk Management Plan

o    Strategic Options Matrix

o    Value Propositions and Benefits

2. Digital Marketplace Concept Document - which may include some or all of the following:

This document describes the proposed Digital Marketplace in terms of the Marketplace goals, the business process requirements it will fulfill, the user/participant needs that it will fulfill, and the Digital Marketplace's relationship to the existing systems and processes. This document is a business operational view of the Digital Marketplace and not a technical view of the systems.



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3.   High-level Project Schedule for the Architect Phase - which will include path forward tasks to accomplish the following:

o    The project approach

o    High-level activities

o    Key milestones

This is not a detailed plan of the entire Digital Marketplace

Services performed by Time/Perot team include:

o    Manage and coordinating the resources to the goals of the deliverables

o    Project plan generation and tracking

o    Facilitate working meetings

o    Project status reporting

o    Resource tracking

         Timeline for this engagement


Below is a high level timeline for the effort required in a Plan phase of Time PACE. Modifications would have to be made based on the specific needs of this project, and the findings of the second task "Validation of Gap Analysis".


                                    [GRAPH]


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Time proposes that this project begin January 10, 2000 or within one week after the LOI is signed by all parties. We anticipate our final report would be presented to the Consortium within 8 weeks. The workshops and meetings outlined in the activities section could be held at the CalPX offices, or at the Time facility in Cambridge or Pittsburgh. This agreement for services is contingent on us beginning in early January, 2000. If CalPX resources, and other resources are not assigned by end of week two, Time will stop all work.


         PART B: ADDITIONAL TERMS AND CONDITIONS

         5. EXPENSES.

Each of the Parties shall bear its own costs and expenses (including fees and disbursements of legal counsel and/or other professional advisors) incurred in connection with this Letter of Intent and the negotiation, preparation, and execution of the Definitive Agreements, whether or not the Parties execute any Definitive Agreements. Neither Party shall have any liability to the other as a result of any determination not to execute any Definitive Agreement.

         6. CONFIDENTIALITY.

All Confidential Information relating to or obtained from any Party shall be held in confidence by the recipient to the same extent and in at least the same manner as the recipient protects its own confidential or proprietary information. Each Party further undertakes to use the Confidential Information received from other parties strictly for the purposes of this Project only. Without limiting the foregoing, and except as required by law, no public announcements or similar publicity with regard to the existence, content or substance of this Letter of Intent, the Term Sheet and/or the negotiations hereunder shall be made unless approved in writing by all Parties prior to issuance.

"Confidential Information" shall mean all confidential or proprietary information and documentation of the Parties including (1) information relating to each Party's customers, suppliers, contractors and other third parties doing business with such Party, (2) information relating to business operations or strategies of either Party, and (3) Information about technologies and methods developed by each party.

         7. BINDING EFFECT.

Except for the provisions of Sections 6, 7, 8, 9 and 10 hereof, which constitute binding agreements of the Parties, this Letter of Intent constitutes only an expression of the Parties' non-binding current intent to work together in good faith to develop the business plan for InfoCo digital marketplace and do not constitute any binding or legally enforceable obligations of either Party, nor any obligation or commitment of any Party to enter into the Definitive Agreements on the development of InfoCo digital marketplace or otherwise proceed with the Project. A binding commitment to proceed with the development of InfoCo shall only arise upon the execution and delivery of the Definitive Agreements by each Party, which shall be subject to such Party's satisfaction, in its sole discretion, with the results of the negotiation of the Definitive Agreements. If the negotiations between the Parties are discontinued for any reason and no Definitive Agreements are entered into by the Parties, such discontinuation and/or failure to enter into the Definitive Agreements shall not give rise to any claim on the part of either Party on any grounds whatsoever. Without limiting the foregoing, no representations or warranties are made hereby by either Party to the other Party.



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         8. TERMINATION; SURVIVAL.

Unless extended by the Parties, this Letter of Intent will automatically terminate (without any liability or obligation on the part of either Party to the other Party) upon the Expiration Date. If this Letter of Intent terminates for any reason and the Definitive Agreements are not executed at such time, the provisions of Sections 6 through 10 shall survive and shall continue to apply.

         9. GOVERNING LAW; AMENDMENT; COUNTERPARTS.

This Letter of Intent shall be governed by, and construed in accordance with, the laws of the State of California, United States of America, without regard to conflict-of-law rules thereof. This Letter of Intent may be amended or modified only by a written agreement signed by each Party. This Letter of Intent may be executed in any number of counterparts, each of which will be an original, but all of which together will constitute one agreement.


AGREED:                                  AGREED:

CALIFORNIA POWER EXCHANGE                PEROT SYSTEMS CORPORATION

By:                                      By:
    --------------------------------         -----------------------------------
Name:                                    Name:
     -------------------------------           ---------------------------------
Title:                                   Title:
      ------------------------------            --------------------------------


OM TECHNOLOGY AB

By:
    ------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------


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